SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

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ExamWorks Group, Inc.

(Exact name of registrant as specified in its charter)

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Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.

Suite 2625

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

(404) 952-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Second Amendment to Stock Incentive Plan.

At the Annual Meeting of Stockholders of ExamWorks Group, Inc. (the “Company”) held on May 12, 2015, the Company’s stockholders approved an amendment (the “Second Amendment”) to the ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan, as amended (the “Plan”). The Second Amendment: (a) increases the available shares reserved under the Plan by 2,700,000 shares to a total of 17,982,200 (with such total number of shares subject to adjustment for future stock splits, stock dividends, recapitalizations, and other similar transactions); and (b) extends the term of the Plan to May 11, 2025, if not sooner terminated by the Board of Directors of the Company (the “Board”). The Board had previously approved the Second Amendment on March 20, 2015, subject to stockholder approval.

The foregoing summary of the Second Amendment is qualified in its entirety by reference to the Second Amendment which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 12, 2015, the Company held its Annual Meeting of Stockholders in New York, New York. Set forth below are the results for each of the proposals submitted to a vote of the stockholders:

Proposal 1. The following individuals were elected as Class II Directors, each to serve a three-year term on the Board:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Peter B. Bach	35,848,449	1,008,390	1,800,361
Peter M. Graham	35,836,764	1,020,075	1,800,361
William A. Shutzer	35,848,449	1,008,390	1,800,361

Proposal 2. Proposal 2 was a proposal to approve the Second Amendment. This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,289,363	15,562,414	5,062	1,800,361

Proposal 3. Proposal 3 was a proposal to ratify the appointment of KPMG LLP as independent registered public accountants for the year ending December 31, 2015. This proposal was approved.

FOR	AGAINST	ABSTAIN
38,635,099	21,657	444

Item 9.01     Financial Statements and Exhibits.

       (d)          Exhibits.

Exhibit No.	Description
10.1	Second Amendment to ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: May 14, 2015	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Chief Financial Officer and Senior
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to ExamWorks Group, Inc. Amended and Restated 2008 Stock Incentive Plan, as amended